                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                               HealthExtras, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
             N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which  transactions  applies:
             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
             N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
             N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
             N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
             N/A
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
             N/A
--------------------------------------------------------------------------------
(3)   Filing Party:
             N/A
--------------------------------------------------------------------------------
(4)   Date Filed:
             N/A
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







                                  May 11, 2001




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of HealthExtras, Inc. The meeting will be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814 on June 5, 2001 at 10:00 a.m., Eastern Time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of PricewaterhouseCoopers LLP, the Company's independent accountants, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                                 Sincerely,

                                                 /s/ David T. Blair

                                                 David T. Blair
                                                 CHIEF EXECUTIVE OFFICER

                               HEALTHEXTRAS, INC.
                             2273 RESEARCH BOULEVARD
                            ROCKVILLE, MARYLAND 20850
                                 (301) 548-2900


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


      The annual meeting of stockholders of HealthExtras, Inc. ("Company") will be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814 on June 5, 2001 at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect three directors of the Company to terms expiring at the annual meeting of stockholders in the year 2004 and until their successors are elected and qualified;

2.    To approve the HealthExtras, Inc. 2000 Stock Option Plan;

3.    To approve the HealthExtras, Inc. 2000 Directors' Stock Option Program;

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2001; and

5.    To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on April 25, 2001 are entitled to receive notice of the annual meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Michael P. Donovan

                                           Michael P. Donovan
                                           CORPORATE SECRETARY
Rockville, Maryland
May 11, 2000


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               HEALTHEXTRAS, INC.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 2001
--------------------------------------------------------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HealthExtras, Inc. ("HealthExtras" or the "Company") to be used at the annual meeting of stockholders of the Company. The annual meeting will be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814 on June 5, 2001 at 10:00 a.m., Eastern Time. This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about May 11, 2001.

--------------------------------------------------------------------------------


                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------


WHO CAN VOTE AT THE MEETING

      You are entitled to vote your shares of HealthExtras common stock if the records of the Company showed that you held your shares as of the close of business on April 25, 2001. As of the close of business on that date, a total of 29,186,157 shares of HealthExtras common stock were outstanding. Each share of common stock is entitled to one vote.

ATTENDING THE MEETING

      If you are a beneficial owner of HealthExtras common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of HealthExtras common stock held in street name in person at the meeting, you will have to get a written proxy or vote authorization in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      A quorum consisting of a majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors will be elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on Proposal 2 regarding the HealthExtras 2000 Stock Option Plan, Proposal 3 regarding the HealthExtras 2000 Directors' Stock Option Program and Proposal 4 regarding the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The 2000 Stock Option Plan and the 2000 Directors' Stock Option Program each will be approved by stockholders if a majority of the shares of common stock present or represented by proxy at the annual meeting are voted in their favor. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2 and Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast on the matter. Votes that are withheld and broker non-votes will have no effect on the outcome of Proposal 4.

VOTING BY PROXY

      This proxy statement is being sent to you on behalf of the Board of Directors of HealthExtras for the purpose of requesting that you vote your shares at the annual meeting. You can vote by executing the enclosed proxy card to allow your shares to be represented and voted in accordance with your instructions at the annual meeting by the persons named as proxies on the proxy card. All shares of HealthExtras common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF ITS NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE HEALTHEXTRAS, INC. 2000 STOCK OPTION PLAN, FOR APPROVAL OF THE HEALTHEXTRAS, INC. 2000 DIRECTORS' STOCK OPTION PROGRAM AND FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, your HealthExtras common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your HealthExtras common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet.

--------------------------------------------------------------------------------


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------


      The Company's Board of Directors consists of nine members and is divided into three classes with three-year staggered terms. Approximately one-third of the directors are elected each year. Accordingly, three directors will be elected at the annual meeting to serve for three-year terms until the annual meeting of stockholders in the year 2004 and until their respective successors have been elected and qualified. The nominees by the Board of Directors for election as directors at the annual meeting are William E. Brock, Edward S. Civera and Karen E. Shaff. Senator Brock and Ms. Shaff currently are directors of the Company in the class of directors to be reelected at the 2001 Annual Meeting. Mr. Civera's term as Director currently is scheduled for reelection at the 2003 Annual Meeting.

      If any nominee is unable to serve, the persons named as proxies on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

      The following tables set forth certain information with respect to the directors and executive officers of the Company as of April 30, 2001.

                                                                       DIRECTOR
NAME                                          AGE      POSITION         SINCE
----                                        -------   ----------      ----------

NOMINEES FOR TERMS EXPIRING IN 2004

William E. Brock ..........................    70       Director         2000

Edward S. Civera ..........................    50       Director         2000

Karen E. Shaff(1) .........................    46       Director         1999


                                                                                    DIRECTOR
NAME                                          AGE      POSITION                       SINCE
----                                        -------    --------                     ----------
CONTINUING DIRECTORS WHOSE TERMS EXPIRE
  IN 2002

David T. Blair(2)                             31       Chief Executive Officer         1999
                                                       and Director

Thomas J. Graf(1)                             52       Director                        1999

Frederick H. Graefe, Esq.                     57       Director                        2000

CONTINUING DIRECTORS WHOSE TERMS EXPIRE
  IN 2003

Bette B. Anderson                             72       Director                        2000

Thomas L. Blair(2)                            56       Chairman of the Board           1999

Julia M. Lawler(1)                            41       Director                        1999

------------------------------
(1)    Ms. Lawler, Ms. Shaff and Mr. Graf may be considered nominees of Principal Mutual Holding Company.
(2)    Thomas L. Blair is the father of David T. Blair.


NAME                                             AGE     POSITION
-------                                        -------   --------
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Marshall J. Coleman                              44      Chief Marketing Officer

Michael P. Donovan                               42      Chief Financial Officer

Kevin R. Mauk                                    37      Chief Operating Officer


BIOGRAPHICAL INFORMATION OF DIRECTORS

      BETTE B. ANDERSON has served as Vice Chairman of Kelly, Anderson, Pethick and Associates, management consultants, since 1995. She served as its President from 1989 through 1995. Ms. Anderson has served on the Board of Directors for ITT Corporation, ITT Educational Services, ITT Hartford Insurance and American Banknote Corp. She is Chairman of the United States Treasury Historical Association and the Advisory Council of the Girl Scouts of the United States of America. Previously, Ms. Anderson served as Under Secretary of the United States Department of the Treasury and prior to that, she was Senior Vice President in charge of credit administration for the Citizens and Southern National Bank of Savannah, Georgia.

      THOMAS L. BLAIR is the founder of HealthExtras and its predecessors. Mr. Blair served as Chairman and Chief Executive Officer or Co-Chief Executive Officer of United Payors & United Providers, Inc. from January 1995 until its acquisition by BCE Emergis, Inc. in March 2000. Subsequently, Mr. Blair has served as a consultant to BCE Emergis. Mr. Blair founded America's Health Plan, Inc. in 1989 and served as its President and Chief Executive Officer from 1989 to 1992. From 1992 to 1995, Mr. Blair was President of Initial Managers & Investors, Inc., which business was contributed to United Payors & United Providers. From 1977 until 1988, Mr. Blair was a principal of Jurgovan & Blair, Inc., which developed and managed health maintenance organizations. Mr. Blair is also a director of Coventry Health Care, Inc.

      DAVID T. BLAIR joined a predecessor of HealthExtras in July of 1997 as Chief Financial Officer. From 1995 to 1997, prior to joining HealthExtras, Mr. Blair was the Finance Manager of United Payors & United Providers. At United Payors & United Providers, Mr. Blair focused his efforts on its initial public offering and several strategic acquisitions. In 1994, Mr. Blair co-founded and was President of Continued Health Care Benefit Program, which markets healthcare benefits to individuals leaving the United States armed forces. In 1995, this program was merged into United Payors & United Providers. From 1991 to 1994, Mr. Blair worked in corporate finance and new business development for Kelly, Anderson, Pethick and Associates, a management consulting firm.

      WILLIAM E. BROCK has served as Senior Counsel and Trustee of the Center for Strategic and International Studies in Washington, D.C. since 1994 and is Chairman of Bridges Learning Systems, Inc. From 1988 to 1994, Mr. Brock served as Chairman of the Brock Group, a consulting firm. From 1988 to 1991, he served as the Chairman of the National Endowment for Democracy. From 1985 to 1987, he served as the United States Secretary of Labor and from 1981 to 1985, he was a United States Trade Representative. Mr. Brock has also served for eight years as a member of the United States House of Representatives and for six years as a member of the United States Senate. Mr. Brock is a director of On Assignment, Inc.

      EDWARD S. CIVERA is currently a merger and acquisition consultant. From 1997 to 2000, Mr. Civera served as President, Chief Operating Officer and in 1999 Co-Chief Executive Officer of United Payors & United Providers. Prior to joining United Payors & United Providers, Mr. Civera was a managing partner with PricewaterhouseCoopers LLP, where he served for 25 years.

      THOMAS J. GRAF joined Principal Life Insurance Company, now a wholly owned subsidiary of Principal Mutual Holding Company, in 1972 and since 1994, has served as a Senior Vice President. Mr. Graf is also a director of Coventry Health Care, Inc.

      FREDERICK H. GRAEFE, ESQ. was appointed to the Board of Directors on December 6, 2000. He has been a partner in the Washington, D.C. office of Baker & Hostetler, L.L.P. since 1988. From 1980 to 1987 he was a partner at Finley, Kumble, Wagner, Heine, Underberg, Manley, Myerson & Casey. He worked for Howrey & Simon from 1975 and 1979 after serving a two year clerkship for the Honorable Howard F. Corcoran, United States District Judge.

      JULIA M. LAWLER joined Principal Life Insurance Company in 1984 and is a Vice President. Since 2000, Ms. Lawler has served as President -- Real Estate Equity Group of Principal Capital Real Estate Investors, an indirect, wholly owned subsidiary of Principal Life Insurance Company. Between 1995 and 2000, she served as Director, Capital Markets. Between 1993 and May 1995, Ms. Lawler served as an officer of Principal Life Insurance Company in various other capacities, including Executive Advisor to the President.

      KAREN E. SHAFF is Senior Vice President and General Counsel of Principal Mutual and Principal Life Insurance Company. Ms. Shaff joined Principal Life Insurance Company in 1982 and held several positions within its law department until being named Vice President and Associate General Counsel in 1995. In 1999, she became Senior Vice President and Deputy General Counsel, a position she held until being named to her current position in 2000.

BIOGRAPHICAL INFORMATION OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      MARSHALL J. COLEMAN joined HealthExtras in 1999 as Vice President of Marketing. Mr. Coleman has over fifteen years experience in marketing communications, brand and business development. From 1994 to 1999, Mr. Coleman worked for America Online as Senior Manager of Marketing Communication, Manager of Programming and Promotions and Manager of Business Development. Subsequent to December 31, 2000, Mr. Coleman has become a consultant to the Company.

      MICHAEL P. DONOVAN joined HealthExtras in April 1999 as the Chief Financial Officer. From early 1998 until early 1999, Mr. Donovan was engaged in a variety of technology and business development activities for HealthExtras. From 1992 to 1997, Mr. Donovan served as Senior Vice President of Business and Technology Development for PHP Healthcare Corporation. From 1989 to 1992, Mr. Donovan served as Chief Financial Officer of Direct Health, Inc. Prior to that, Mr. Donovan was a Senior Manager for KPMG, LLP, then KPMG Peat Marwick, responsible for a variety of technology and health care clients.

      KEVIN R. MAUK joined HealthExtras in July 2000 and became Chief Operating Officer in September 2000. Between 1998 and 2000, Mr. Mauk was the President of NAQS, Inc., a Maryland-based Internet services provider. Between 1990 and 1998, Mr. Mauk held several positions, including Senior Vice President, Information Technology at Mid-Atlantic Medical Services, Inc., a managed care company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors conducts business through meetings and the activities of the Board and its committees, including taking actions by unanimous written consents. During the fiscal year ended December 31, 2000, the Board met four times. All of the Directors attended at least 75% of the total number of Board meetings held and committee meetings on which such Directors served during their tenure on the Board during 2000, except for Messrs. Julian A.L. Allen and Paul H. Warren, Ms. Julia M. Lawler and Ms. Karen E. Shaff. Mr. Allen did not attend two meetings before resigning. Mr. Warren attended one of three meetings before resigning. Ms. Lawler and Ms. Shaff each attended two of four Board meetings.

      The composition of the Board of Directors changed during 2000. Messrs. Julian A.L. Allen and Paul H. Warren resigned from the Board on June 22, 2000 and October 27, 2000, respectively. Mr. Graefe was appointed to Mr. Warren's seat on the Board by a unanimous vote of the Board of Directors at a regular meeting of the Board on December 6, 2000.

      The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors. The Company's Nominating Committee will consider suggestions for nominees to the Board of Directors that are timely received in proper written form. To be in proper written form, a stockholder's notice should set forth in writing (i) as to each person whom the stockholder proposes to be nominated for election as a director, all information relating to such person that is required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Company's books, of such stockholder and (y) the class and number of shares of the Company that are beneficially owned by such stockholder.

      The Audit Committee consists of Bette B. Anderson, William E. Brock and Edward S. Civera, all of whom are considered to be independent for purposes of the requirements of the Nasdaq National Market. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendation to the Board of Directors as to their selection and reviews the planning and fees for and the results of the annual audit of the Company's financial statements. The Audit Committee held three meetings in 2000, each of which was attended by all three directors.

      The Compensation Committee also consists of Bette B. Anderson, William E. Brock and Edward S. Civera. The Compensation Committee has the responsibility of recommending salary and incentive compensation for executive officers to the Board of Directors. The Compensation Committee held three meetings in 2000, each of which was attended by all three directors.

DIRECTORS' COMPENSATION

      Directors who are not employees of the Company are entitled to receive a fee of $2,500 for each Board of Directors meeting and $500 for each committee meeting attended, plus travel and incidental expenses incurred in attending meetings and carrying out their duties as directors. Moreover, if the HealthExtras, Inc. 2000 Directors' Stock Option Program is approved, non-employee directors are entitled to options to purchase shares of the Company's common stock as discussed with respect to Proposal 3 requesting stockholder approval of the HealthExtras 2000 Directors' Option Program. Mr. Thomas Blair has waived his right to compensation for performing services as a director of the Company.

--------------------------------------------------------------------------------

                          PROPOSAL 2 -- APPROVAL OF THE
                    HEALTHEXTRAS, INC. 2000 STOCK OPTION PLAN

--------------------------------------------------------------------------------


      On October 4, 2000, the Board of Directors approved the Company's 2000 Stock Option Plan, subject to stockholder approval. Like the stock option plan adopted prior to the Company's public offering in December 1999, the 2000 Stock Option Plan will allow the Company to use stock options to ensure that key officers, employees and other persons who perform services for the Company have a proprietary interest in the performance and success of the Company and will help to align the interests of those persons with that of stockholders.

      Furthermore, the Board of Directors believes that the granting of stock options is an important component of the Company's overall compensation strategy. In order to continue to be able to retain and attract key employees, the Company must have the ability to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential, are a key component in recruiting and retaining employees. As discussed below under "Proposal 2 -- Approval of the HealthExtras, Inc. 2000 Stock Option Plan - New Plan Benefits," options have already been granted under the plan, subject to stockholder approval. Thomas L. Blair and Principal Mutual Holding Company, which together may be deemed to beneficially own an aggregate of 57.4% of outstanding shares of common stock of the Company have indicated their intent to vote to approve the Plan. The Company requests that stockholders approve the 2000 Stock Option Plan.

      The 2000 Stock Option Plan supplements the stock option plan adopted prior to the Company's public offering in December 1999 relating to options to purchase 4,000,000 shares of common stock. Under that 1999 Plan, 94,500 shares remain available for the grant of stock options.

      The following summary is a brief description of the material features of the 2000 Stock Option Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

SUMMARY OF THE 2000 STOCK OPTION PLAN

      TYPE OF STOCK OPTION GRANTS. Under the Plan, Options may be granted which are intended to qualify as either Incentive Stock Options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, or Non-Qualified Stock Options ("NQOs").

      ADMINISTRATION. The 2000 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the 2000 Stock Option Plan and resolutions of the Committee, the Committee will interpret the 2000 Stock Option Plan and is authorized to make all determinations and decisions thereunder. The Committee also will determine the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants, including the time or times an option may be exercised and when an option may terminate.

      PARTICIPANTS. All officers, employees and directors of the Company and its subsidiaries are eligible to participate in the 2000 Stock Option Plan, as well as independent contractors and consultants to whom the Committee grants eligibility. The Board's intent is that non-employee directors would not be granted options under the 2000 Stock Option Plan. Rather, those directors are entitled to participate in the 2000 Directors' Stock Option Program which is the subject of Proposal 3 below.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 1,000,000 shares of common stock for issuance under the 2000 Stock Option Plan in connection with the exercise of options. Shares of common stock reserved under the 2000 Stock Option Plan may come from either authorized but unissued shares, or reacquired shares held by the Company in its treasury. If authorized but unissued or treasury shares are used to satisfy stock option exercises, the number of shares outstanding would increase and would have a dilutive effect on the holdings of existing stockholders. Any shares subject to an option which expires or otherwise terminates unexercised will again be available for issuance under the 2000 Stock Option Plan.

      STOCK OPTION GRANTS. The exercise price of each ISO will not be less than the fair market value of the common stock on the date of grant, or 110% of the fair market value in the case of a 10% owner. The exercise price of each NQO shall be set by the Committee at the time of the grant of the option.

      The exercise price of an option may generally be paid in cash, or its equivalent acceptable to the Company, or common stock, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price or by a combination of these methods, as and to the extent permitted by the Committee.

      Under the 2000 Stock Option Plan, except as determined by the Committee, no option granted shall be assignable or transferable by the optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and during the lifetime of the optionee, shall be exercisable only by the optionee. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the 2000 Stock Option Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the 2000 Stock Option Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. In the case of the optionee's termination of employment with the Company for cause ("Termination for Cause"), all rights under the Optionee's ISOs and NQOs shall expire immediately upon the effective date of the Termination for Cause.

      Under generally accepted accounting principles, compensation expense will generally not be recognized with respect to the award of stock options to employees, officers and directors of the Company and its subsidiaries.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the 2000 Stock Option Plan) of the Company, each outstanding stock option grant will immediately become fully vested and exercisable for the remaining term of the option. If in connection with a change of control, the Company is merged into or becomes a subsidiary of another corporation or otherwise disposes of substantially all its assets to another corporation and no provisions are made for the continuance or assumption of the Plan, then such options shall be canceled as of the date of the merger and the optionee shall be paid the difference of the fair market value of the options and the exercise price in cash.

      TERM OF THE PLAN. Subject to stockholder approval, the effective date of the 2000 Stock Option Plan is the date of its approval by the Board on October 4, 2000. The 2000 Stock Option Plan will expire, with respect to the ability to grant options, on the tenth anniversary of that effective date, unless terminated sooner by the Board.

      AMENDMENT OF THE PLAN. The 2000 Stock Option Plan allows the Board to amend the Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the 2000 Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are no federal income tax consequences either to an optionee or to the Company upon the grant of an ISO or an NQO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to any deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includable in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

      On exercise of an NQO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares acquired upon the exercise of a NQO results in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

NEW PLAN BENEFITS

      Options were granted under the 2000 Stock Option Plan on October 4, 2000, subject to stockholder approval of the Plan, as set forth in the following table. All of these options vest in four equal annual installments commencing on the first anniversary of the date of grant and expire ten years from the date of grant.


                                                         NUMBER OF                               DOLLAR VALUE OF
                                                      SHARES COVERED       EXERCISE PRICE           OPTIONS ON
NAME OF OPTIONEE                                        BY OPTIONS            PER SHARE         APRIL 30, 2001(2)
-----------------                                   -------------------   -----------------    --------------------

David T. Blair(1)................................         150,000               $4.625              $483,750
Michael P. Donovan(1)............................         120,000               $4.625              $387,000
All employees, including officers who                     200,000               $3.57               $856,000
   are not executive officer.....................
---------------------
(1)    The grants to Messrs. David Blair and Donovan are the only grants under the plan to executive officers to date.
(2)    Calculated based on the difference between the closing price of HealthExtras common stock on the Nasdaq National Market on April 30, 2001 and the exercise price of the options.

      The Company anticipates that any additional option grants will primarily be made to officers, employees and independent contractors, as the Committee deems appropriate. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE HEALTHEXTRAS, INC. 2000 STOCK OPTION PLAN. The Plan requires the approval by a majority of the votes present or represented by proxy at the Annual Meeting.

--------------------------------------------------------------------------------

                          PROPOSAL 3 -- APPROVAL OF THE
             HEALTHEXTRAS, INC. 2000 DIRECTORS' STOCK OPTION PROGRAM

--------------------------------------------------------------------------------

      On June 7, 2000, the Board of Directors approved the Directors' 2000 Stock Option Program subject to stockholder approval. The purpose of the Program is to attract and retain outstanding directors of the Company and to help align the directors' interests with those of the Company's other stockholders. Therefore, the Company requests that stockholders approve the HealthExtras, Inc. 2000 Directors' Stock Option Program. Thomas L. Blair and Principal Mutual Holding Company, which in the aggregate beneficially own approximately 57.4% of the outstanding common stock have indicated they intend to vote to approve the 2000 Directors' Stock Option Program.

      The following summary is a brief description of the material features of the 2000 Directors' Stock Option Program. The summary is qualified in its entirety by reference to the Program, a copy of which is attached as Exhibit B.

SUMMARY OF THE PROGRAM

      TYPE OF STOCK OPTION GRANTS. Awards under the Program shall consist solely of the grant of Non-Qualified Stock Options ("Director Options").

      ADMINISTRATION. The Company's Board of Directors may interpret the Program and prescribe, amend and rescind rules and regulations relating to the Program and make all determinations and decisions thereunder.

      PARTICIPANTS. Only non-employee directors may participate in the Program. The term "non-employee director" means a member of the Board of Directors who is not a full-time employee of the Company or any of its subsidiaries.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 200,000 shares of common stock for issuance under the Program in connection with the exercise of options. Shares of common stock reserved under the Program may come from either authorized but unissued shares, or reacquired shares held by the Company in its treasury. If authorized but unissued or treasury shares are used to satisfy stock option exercises, the number of shares outstanding would increase and would have a dilutive effect on the holdings of existing stockholders. Any shares subject to an option which expires or otherwise terminates unexercised will again be available for issuance under the Program.

      STOCK OPTION GRANTS. The exercise price of each Director Option will be not less than 100% of the fair market value of the common stock on the date of grant. Under generally accepted accounting principles, compensation expense will generally not be recognized with respect to the award of stock options to directors of the Company and its subsidiaries.

      As of the date of the adoption of the Program by the Board of Directors, each non-employee director was automatically granted, without further action by the Board of Directors, a Director Option to purchase 15,000 shares of Company common stock, subject to stockholder approval of the Program. Subject to the overall number of shares reserved for the Program, new non-employee directors elected to the Board of Directors after the adoption of the Program will also be automatically granted a Director Option to purchase

15,000 shares at the time of election or appointment. Subsequent grants of Director Options for 5,000 shares of Company common stock will be granted automatically, without further action by the Board of Directors, to each non-employee director, who has been a director since the previous annual meeting of stockholders, on the day after each Annual Meeting of Stockholders, so long as shares remain available for grants under the Program.

      Under the Program, an affiliate of a Director may be permitted to receive Director Options in lieu of the Director. In addition, Directors may waive their receipt of options under the Program. In such cases, those options will not be granted under the Program and will remain available for future grant. Thomas Blair has waived his right to receive options. Director Options become exercisable in full on the first anniversary of the date of the grant of the option.

      Based on the difference between the closing selling price of the Company's common stock on the Nasdaq National Market on April 30, 2001 and the exercise price of the options, each option to purchase 15,000 shares of common stock granted on June 7, 2000, subject to stockholder approval, to Senator Brock and Ms. Anderson, at an exercise price of $4.63 per share, has a value of $48,300. In addition, based on that same market price on April 30, 2001, the option to purchase 15,000 shares granted to Mr. Graefe on January 2, 2001 at an exercise price of $3.56 per share has a value of $64,350.

      EXERCISE OF OPTIONS. The exercise price of Director Options is 100% of the fair market value, as defined in the Program, of the Company's common stock on the date of the grant. The exercise price of an option may generally be paid in cash, or its equivalent acceptable to the Company, of the full purchase price for the shares being purchased.

      Director Options may be exercised during periods before and after the optionee terminates his service to the Company, as the case may be, to the extent authorized by the Program. However, no Director Option may be exercised after the tenth anniversary of the date it was granted. In the case of the optionee's termination of service for cause, all rights under the optionee's Director Option shall expire immediately upon the effective date of such termination.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Program) of the Company, each outstanding Director Option will immediately become fully vested and exercisable for the remaining term of the option. If in connection with a change of control, the Company is merged into or becomes a subsidiary of another corporation or otherwise disposes of substantially all its assets to another corporation and no provisions are made for the continuance or assumption of the Plan, then such options shall be canceled as of the date of the merger and the optionee shall be paid the difference of the fair market value of the options and the exercise price in cash.

      TERM OF THE PLAN. The Board of Directors adopted the Program on June 7, 2000, subject to approval by the stockholders of the Company at the 2001 Annual Meeting of Stockholders. The Program will expire on the tenth anniversary of that June 7 effective date, unless terminated sooner by the Board.

      AMENDMENT OF THE PLAN. The Program allows the Board to amend the Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the Program is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are no federal income tax consequences either to the optionee or to the Company upon the grant of a Director Option. On exercise of a Director
Option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares acquired upon the exercise of a Director Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE HEALTHEXTRAS, INC. 2000 DIRECTORS' STOCK OPTION PROGRAM. The Program requires the approval by a majority of the votes present or represented by proxy at the Annual Meeting.

--------------------------------------------------------------------------------

                PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

      The Board of Directors has appointed PricewaterhouseCoopers LLP to be its independent accountants for the 2001 fiscal year, subject to the ratification by stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent accountants is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

AUDIT FEES

      The aggregate fees the Company paid to PricewaterhouseCoopers LLP for the annual audit and for the review of the Company's Form 10-Q quarterly reports for the year ended December 31, 2000 totaled $79,000.

ALL OTHER FEES

      The aggregate fees the Company paid to PricewaterhouseCoopers LLP for all other non-audit services, including fees for tax-related services for the year 2000 totaled $19,000. The Audit Committee believes that the non-audit fees paid to PricewaterhouseCoopers LLP are compatible with PricewaterhouseCoopers maintaining its independence with respect to the Company.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

      The Board of Directors knows of no other matters that are likely to be brought before the annual meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote, or otherwise act, in accordance with their judgment on such matters.


--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and non-cash compensation paid to or earned by the Chief Executive Officer during 2000 and the other executive officers of the Company as of December 31, 2000 who received more than $100,000 during 2000.

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                        -------------------------
                                       ANNUAL COMPENSATION                       AWARDS
                          --------------------------------------------- -------------------------
                                                           OTHER         RESTRICTED    SECURITIES
                                                           ANNUAL          STOCK      UNDERLYING      ALL OTHER
        NAME AND           FISCAL  SALARY     BONUS      COMPENSATION      AWARDS       OPTIONS      COMPENSATION
  PRINCIPAL POSITIONS      YEAR      ($)       ($)         ($)(1)         ($)(2)          (#)           ($)(3)
------------------------  ------  ---------- --------  ---------------  -----------  ------------ ----------------
David T. Blair..........   2000   $ 165,000  $    --       $20,000        $     --       500,000        $8,900
                           1999     111,183   15,300            --              --     1,500,000         5,500

Michael P. Donovan......   2000     210,000       --            --              --       400,000          --
                           1999     174,500       --            --         301,334       600,000          --


Marshall J. Coleman.....   2000     192,000       --            --              --        50,000          --
----------------------------------
(1)    Does not include the aggregate amount of perquisites and other personal benefits, which were less than 10% of the total annual salary and bonus reported and $50,000.
(2)    Represents the total value of an award of rights to receive the equivalent of 266,667 shares of common stock of HealthExtras which was granted to Mr. Donovan in February 1999 by a predecessor entity. The rights vest over a four-year period commencing
       March 1, 1999. At December 31, 2000, the value of the unvested portion of the restricted stock award was $466,784.50.
(3)    Represents for 2000, matching 401k contribution of $8,900 for Mr. Blair.


OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information regarding stock option grants to Messrs. Blair, Donovan and Coleman during the year ended December 31, 2000. The options included in the table below which are identified as granted under the 2000 Stock Option Plan to Messrs. David Blair and Donovan are also included in the disclosure under "Proposal 2 - Approval of the HealthExtras, Inc. 2000 Stock Option Plan."

                                                                                          POTENTIAL REALIZABLE VALUE
                               NUMBER OF     % OF TOTAL                                     AT ASSUMED ANNUAL RATES
                               SECURITIES      OPTIONS                                     STOCK PRICE APPRECIATION
                               UNDERLYING    GRANTED TO                                       FOR OPTION TERMS(2)
                                OPTIONS      EMPLOYEES IN   EXERCISE PRICE  EXPIRATION   ---------------------------
NAME                          GRANTED (1)    FISCAL YEAR      PER SHARE        DATE            5%             10%
------                        ------------  -------------  --------------  -----------   -----------   -------------
David T. Blair..............   500,000(3)        34%           $4.625          2010         $475,000      $2,034,000

Michael P. Donovan..........   400,000(4)        27%           $4.625          2010         $380,000      $1,627,000

Marshall J. Coleman.........    50,000(5)         3%           $4.625          2010         $ 46,000      $  193,000

------------------------------------
(1)      All of the options granted vest in four equal annual installments beginning on the first anniversary of the date of grant.
(2)      As of December 31, 2000, the exercise price of these options was in excess of the market price of the underlying common stock. The dollar gains under these columns result from calculations  required by the Securities and Exchange  Commission's rules and are not intended to forecast future price  appreciation for  HealthExtras'  common stock. It is important to note that options have value only if the stock price  increases above the exercise price shown in the table during the effective option period.
(3)      Options to purchase 350,000 of these shares were granted under the 1999 Stock Option Plan on June 7, 2000 and expire on
         June 7, 2010;  options to purchase  150,000 of these  shares were  granted  under the 2000 Stock  Option  Plan,  subject to stockholder approval of that plan, on October 4, 2000 and expire on October 4, 2010.
(4)      Options to purchase 280,000 of these shares were granted under the 1999 Stock Option Plan on June 7, 2000 and expire on
         June 7, 2010;  options to purchase  120,000 of these  shares were  granted  under the 2000 Stock  Option  Plan,  subject to stockholder approval of that plan, on October 4, 2000 and expire on October 4, 2010.
(5)      These options were granted under the 1999 Stock Option Plan on June 7, 2000 and expire on June 7, 2010.


OPTION VALUE AT FISCAL YEAR END

      The following table provides information regarding unexercised stock options for Messrs. Blair, Donovan and Coleman as of December 31, 2000. Messrs. Blair, Donovan and Coleman did not exercise any stock options during the year ended December 31, 2000.

                                                 NUMBER OF SECURITIES               VALUE OF UNEXERCISED IN-THE-
                                                UNDERLYING UNEXERCISED                 MONEY OPTIONS AT FISCAL
                                              OPTIONS AT FISCAL YEAR-END                      YEAR-END
                                                          (#)                                  ($)(1)
                                           ---------------------------------      ---------------------------------
NAME                                        EXERCISABLE      UNEXERCISABLE         EXERCISABLE      UNEXERCISABLE
-------                                    -------------   -----------------      -------------   -----------------
David T. Blair.........................          375,000        1,625,000              --                --
Michael P. Donovan.....................          150,000          850,000              --                --
Marshall J. Coleman....................           75,000          275,000              --                --

--------------------------------
(1)      None of the options were in the money as of December 31, 2000.


EMPLOYMENT AGREEMENTS

      HealthExtras has executed employment agreements with David T. Blair and Michael P. Donovan, both of which were effective January 1, 2000. The Company also had an employment agreement with Mr. Coleman, but it has been rescinded in connection with his becoming a consultant to the Company after December 31, 2000.

      The employment agreements, which are substantially similar for each of the executives, except for a bonus arrangement for Mr. Blair, provide for three-year terms and automatically renew for an additional two years unless a notice of non-renewal is given six months prior to the expiration date. Mr. Blair's base salary, pursuant to his employment agreement, is $165,000 per year. In addition, Mr. Blair is entitled to a bonus equal to one percent of HealthExtras' annual after-tax profits. Mr. Donovan's base salary, pursuant to his employment agreement, is $210,000 per year. Base salary may be increased by the Board of Directors, in the case of Mr. David Blair, and by the Chief Executive Officer, in the case of Mr. Donovan. In addition to base salary, the employment agreements provide for, among other things, participation by the executives in employee benefit plans, an automobile allowance and other fringe benefits applicable to executive personnel and reimbursement of reasonable expenses incurred in promoting our business.

      Upon an executive's termination for cause, or upon an executive's voluntary resignation, that executive shall be entitled only to such compensation and benefits as shall have accrued through the date of the executive's termination or resignation, as the case may be. In the event that an executive is terminated for any reason other than cause or voluntary resignation, including termination by reason of death or disability, that executive shall receive payments under the employment agreement due for the remaining term of the employment agreement, provided that such payment shall not be less than the payment due for a 12 month period. Upon an executive's voluntary resignation or termination for cause during the term of the agreement, each employment agreement provides that, for a period of two years from the date of termination, the executive will not compete directly or indirectly with HealthExtras' business, nor will the executive solicit or contract with entities contracting with HealthExtras.

--------------------------------------------------------------------------------

      THE REPORT OF THE COMPENSATION COMMITTEE, THE REPORT OF THE AUDIT COMMITTEE AND THE STOCK PERFORMANCE GRAPH SET FORTH BELOW SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THOSE ACTS.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE

--------------------------------------------------------------------------------

      The Compensation Committee of the Board of Directors, which is composed of three directors who are not employees of the Company, is responsible for establishing and implementing policies governing executive compensation. Furthermore, the Committee evaluates the performance of executive officers and approves appropriate levels of compensation. The Compensation Committee may also be advised by external compensation consultants, and may receive reports from management.

      The Committee believes that compensation policy should reflect both executives' management skills as well as Company performance and shareholder returns. To this end, the following goals underlie the Committee's policies:

      To attract and retain key executives who possess the management skills and experience vital to the long-term success of the Company.

      To provide compensation that is competitive and consistent with executive compensation levels found in similar companies.

      To motivate executives to enhance long-term shareholder value by building their ownership in the Company.

      To make the compensation program an integral part of the Company's long-term planning and management process.

CASH COMPENSATION

      The Company's cash compensation policy for its executive officers is to provide compensation consisting of a base annual salary that does not fluctuate and a cash bonus opportunity for the chief executive officer as specified in his employment agreement based on annual financial performance by the Company. Overall, it was the Compensation Committee's intent that the salaries of the Company's officers be competitive with those of executives with like responsibilities in companies of similar size and industry grouping. The executive officers' base salaries were determined in this manner, and have remained unchanged from the levels established in 2000. In addition, no bonuses were paid to executive officers during 2000. The Company also provides its executive officers with a car allowance and provides benefits under a split-dollar life insurance program.

LONG-TERM INCENTIVE COMPENSATION

      Long-term incentive compensation is in the form of the Company's stock option plans, which are designed to align the executive's incentive compensation more directly with stockholder value by linking compensation to the long-term performance of the Company's stock. Long-term compensation is also designed to encourage executives to make career commitments to the Company. The size of an executive's stock option award is based upon management's and the Compensation Committee's subjective evaluation of the contribution an executive can and has made to overall performance of the Company and the number of shares available for award under the stock option plans.

      In 2000, the Company engaged an outside consultant to compare and comment upon the Company's stock option policy in light of prevailing practices at companies of similar size, industry grouping and levels of performance. The Company's option policies, and the grants made to executive officers and other employees during the year, reflect the application of that study as well as the judgment and experience of the Committee members.

2000 CHIEF EXECUTIVE OFFICER COMPENSATION

      The compensation of David T. Blair, Chief Executive Officer and Director, is determined by the process described above and, with the exception of the bonus arrangement in Mr. Blair's employment agreement, consists of the same components as those of the other executive officers in the executive compensation table, namely base salary, car allowance, split-dollar life insurance, stock options, and various fringe benefits.

      Mr. Blair's base compensation increased from $110,000 to $165,000 per year from 1999 to 2000, commensurate with his efforts and the Company's performance, and in 2000 Mr. Blair did not receive a bonus. In addition, during the year 2000 Mr. Blair received 500,000 options to purchase shares of the Company's common stock, which will vest in equal increments over the next four years.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                              OF HEALTHEXTRAS, INC.

                                Bette B. Anderson
                                William E. Brock
                                Edward S. Civera

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

      The following graph compares the performance of the Company's common stock with the Nasdaq Stock Market (U.S. Companies) Index and the Russell 2000 Index. All indices shown in the graph have been reset to a base of 100 as of December 14, 1999, the first day of trading in the Company's common stock, and assume an investment of $100 on that date. The Company has not paid cash dividends on its common stock.

                               COMPARATIVE RETURNS
                 HEALTHEXTRAS, INC., THE NASDAQ MARKET INDEX AND
                             THE RUSSELL 2000 INDEX

                                [GRAPHIC OMITTED]



                                         SUMMARY

                               12/14/99      12/31/99     12/31/00    4/30/01
                              -----------   -----------  ---------- ----------
HealthExtras, Inc.             $100.00       $133.33       $ 38.88    $ 87.22
Nasdaq Stock Market Index      $100.00       $113.93       $ 69.17    $ 59.25
Russell 2000 Index             $100.00       $109.18       $105.89    $106.74

NOTES:
 A.    The lines represent the index levels as of the dates set forth.
 B. If a specified date is not a trading day, the preceding trading day is used.
 C. The index level for all series was set to $100.00 on 12/14/99, the first day of trading for HealthExtras, Inc. common stock. The common stock closed at $9 per share on that date.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

      The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under the Nasdaq National Market's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit C.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                Bette B. Anderson
                                William E. Brock
                                Edward S. Civera

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of April 25, 2001, derived from beneficial ownership reports filed with the SEC and furnished to the Company, about the shares of HealthExtras common stock that may be considered to be owned by each beneficial owner of more than 5% of the Company's outstanding common stock, by each director or nominee for director of the Company, by each of the named executive officers in the executive compensation table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown, and the business address of such person is HealthExtras, Inc., 2273 Research Boulevard, Second Floor, Rockville, Maryland 20850.


                                                                                                    PERCENT OF
                                                                           NUMBER OF               COMMON STOCK
NAME                                                                     SHARES OWNED               OUTSTANDING
-------                                                                -----------------        -------------------

Principal Mutual Holding Company(1)................................            8,840,000                30.3%
Thomas L. Blair(2).................................................            7,929,700                27.1%
BCE Emergis Corporation(2,3).......................................            4,330,000                14.8%
Health Partners(4).................................................            4,140,000                14.2%
David T. Blair(5)..................................................               36,000                  *
Marshall J. Coleman(6).............................................              100,000                  *
Michael P. Donovan(7)..............................................              133,300                  *
Bette B. Anderson(8)...............................................               10,000                  *
William E. Brock(8)................................................                   --                  --
Edward S. Civera...................................................                   --                  --
Thomas J. Graf(2,9)................................................               10,000                  *
Frederick H. Graefe(10)............................................                  400                  *
Julia M. Lawler(2,9)...............................................                   --                  --
Karen E. Shaff(2,9)................................................                2,000                  *
All directors and executive officers as a group
   (10 persons)(11)................................................            8,121,400                27.8%

-----------------------------------------
*Less than 1% of outstanding shares.
(1) Thomas J. Graf, Julia M. Lawler and Karen E. Shaff, directors of HealthExtras, are employed by Principal Mutual or an affiliate of that Company. The address of Principal Mutual is 711 High Street, Des Moines, Iowa 50392.
(2) Thomas L. Blair and his wife may be deemed the beneficial owners of an aggregate of 7,929,700 shares of common stock. Of the total shares, Mr. Blair has sole power to vote and to invest 4,154,700 shares and Mrs. Blair has sole power to vote and to invest 3,775,000 shares. Mr. Blair has granted, subject to certain change in control provisions, an option to BCE Emergis Corporation, formerly United Payors & United Providers, which is now an indirect, wholly owned subsidiary of BCE Emergis, Inc., to purchase prior to October 1, 2003 a total of 4,330,000 shares of HealthExtras common stock for an aggregate exercise price of $4 million.
(3) The business address for BCE Emergis Corporation is 2273 Research Boulevard, Fourth Floor, Rockville, Maryland 20850.
(4) A Schedule 13D Report was filed on December 22, 1999 by Health Partners, Capital Z Financial Services Fund II, L.P., ("Fund II"), which serves as general partner of Health Partners, Capital Z Partners, L.P., which is the general partner of Fund II, and Capital Z Partners, Ltd., which is the general partner of Capital Z Partners, L.P. That Schedule 13D also reports that Steven M. Gluckstern, who is Chairman of the Board, and Robert Spass, who is the Deputy Chairman of the Board of Capital Z Partners, Ltd., may be deemed to be the beneficial owners of the shares held by Health Partners and that Messrs. Gluckstern and Spass disclaim any such beneficial ownership. The business address for Health Partners is 54 Thompson Street, New York, New York 10012.
(5) Does not include options to purchase 375,000 shares of common stock at an exercise price of $13.20 per share which are exercisable and 87,500 shares of common stock at an exercise price of $4.625 which become vested on June 7, 2001.
(6) Does not include options to purchase 75,000 shares of common stock at an exercise price of $13.20 per share which are exercisable and options to purchase 12,500 shares of common stock at an exercise price of $4.625 which become vested on June 7, 2001.
(7) Does not include options to purchase 300,000 shares of common stock at an exercise price of $13.20 per share which are exercisable and 70,000 shares of common stock at an exercise price of $4.625 which become vested on June 7, 2001.
(8) Does not include options to purchase 15,000 shares of common stock granted on June 7, 2000 to each of Ms. Anderson and Mr. Brock under the 2000 Directors' Option Program, subject to stockholder approval of that program, which become vested on June 7, 2001.
(9) Mr. Graf, Ms. Lawler and Ms. Shaff disclaim any beneficial ownership with respect to the shares beneficially owned by Principal Mutual.
(10) Does not include options to purchase 15,000 shares of common stock granted on January 2, 2001 to Mr. Graefe under the 2000 Directors' Option Program, subject to stockholder approval of that program, which become vested on January 2, 2002.
(11)   Does not include the shares beneficially owned by Principal Mutual.

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that as of April 25, 2001 its executive officers, directors and greater than 10% beneficial owners are in compliance with all applicable filing requirements. David Blair and Michael Donovan will file Form 4 reports regarding the receipt of stock options upon stockholder approval of the 2000 Stock Option Plan.

--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

--------------------------------------------------------------------------------

      The following are transactions involving Thomas L. Blair, the Chairman of the Board, including transactions prior to April 2000 involving United Payors & United Providers, which became a subsidiary of BCE Emergis, Inc. on or about March 28, 2000, and the Company. Mr. Blair was the Chairman of the Board of Directors, Co-Chief Executive Officer and beneficial owner of an aggregate of approximately 38.2% of United Payors & United Providers common stock prior to its acquisition by BCE Emergis.

      Effective January 1, 1999, the Company entered into an agreement with United Payors & United Providers, whereby United Payors & United Providers provided administrative services for the Company and was reimbursed for the costs incurred. The amount paid by the Company for such services was $1.2 million, for the year ended December 31, 2000. Under a revised agreement dated December 22, 1999, services to be provided by United Payors & United Providers subsequent to March 31, 2000, are limited primarily to services relating to information technology and communications and are paid on a cost plus fee basis. The amount paid for these services under the revised agreement was $829,000 for the year ended December 31, 2000.

      In addition, The Company entered into an agreement dated December 22, 1999, to lease office space under a non-cancelable sublease agreement with United Payors & United Providers. The sublease agreement provides for annual escalations and for the payment by the Company of its proportionate share of the increase in the costs of operating the building. Rent expense for the year ended December 31, 2000, was $363,600.

      As of December 31, 1999, the Company owned 40,150 shares of common stock, or 0.2% of the outstanding common stock, of United Payors & United Providers. All of these shares were sold in March 2000 for aggregate proceeds of $1,084,050, resulting in a gain of $551,735.

      During 2000, the Company entered into a joint venture with Southern Aircraft Leasing Corporation, owned by the Chairman of the Board of the Company, whereby the Company invested $988,500 for a fractional interest of approximately 45% in two aircraft used for corporate business purposes. For corporate business purposes, the Company also utilizes the services of an aircraft owned by Southern Aircraft Leasing Corporation. For the year ended December 31, 2000, the Company paid $109,575 for utilizing the services of this aircraft.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of HealthExtras common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has retained Reagan & Associates to assist in soliciting proxies for a fee of $4,000 plus expenses.

      The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on April 25, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A copy of the Company's Form 10-K (without Exhibits) for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record upon written request to Corporate Secretary, HealthExtras, Inc., 2273 Research Boulevard, Second Floor, Rockville, Maryland 20850.

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than January 10, 2002. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company not less than 90 days before the time originally fixed for such meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2002 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than March 7, 2002 assuming the Annual Meeting is held on June 5, 2002 and that the Company provides at least 100 days' notice or public disclosure of the date of the meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's Common Stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

                                                                       EXHIBIT A


                               HealthExtras, Inc.

                             2000 STOCK OPTION PLAN
                             ----------------------

1.  PURPOSE OF THE PLAN AND TYPES OF AWARDS
-------------------------------------------

HealthExtras, Inc., a Delaware corporation, intends for the HealthExtras, Inc. 2000 Stock Option Plan (the "Plan") to provide additional incentive to certain valued and trusted officers, employees, and other individuals who perform services for HealthExtras, Inc. and its subsidiaries or other affiliates (HealthExtras, Inc. and/or its subsidiaries and other affiliates, as the context may require, is/are referred to herein as the "Company"), by encouraging them to acquire shares of common stock of the Company (the "Stock") through options to purchase Stock granted pursuant to the Plan ("Options"), thereby increasing each individual's proprietary interest in the business of the Company and providing them with an increased personal interest in the continued success and progress of the Company, the result of which will promote both the interests of the Company and its shareholders.

The Committee (as described below) will grant Options under the Plan either intended to qualify as incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options ("NQOs"). Each individual granted an Option (an "Optionee") under the Plan shall enter into an agreement with the Company (an "Option Agreement") setting forth the terms and conditions of the Option, as determined in accordance with the Plan.

2.  ADMINISTRATION OF PLAN
--------------------------

A committee of the Board of Directors of the Company (the "Committee"), composed of two (2) or more members of the Board of Directors of the Company (the "Board of Directors") who shall be appointed from time to time by the Board of Directors, shall administer this Plan. The Committee shall have the sole and absolute power:

a. subject to the provisions of the Plan, to determine the terms and conditions of all Options; to construe and interpret the Plan and any Option Agreement; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Committee shall be conclusive and binding on all Optionees, any other holders of Options and on their legal representatives and beneficiaries;

b. to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company; and

c. except to the extent prohibited by, or impermissible in order to obtain treatment desired by the Committee under, applicable law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Committee of such allocation or delegation.

3.  SHARES SUBJECT TO THE PLAN
------------------------------

Subject to the provisions of Paragraph 13 of the Plan, the Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of Stock not purchased under such Options shall be available again for the purpose of the Plan.

4.  PERSONS ELIGIBLE FOR OPTIONS
--------------------------------

a. All officers, employees, directors and independent contractors of the Company shall be eligible to receive Options under the Plan. The Committee, or the Board, shall determine the individuals to whom Options shall be granted, the time or times such Options shall be granted, the type of Option to be granted, the number of shares to be subject to each Option, the times when each Option may be exercised, and any other terms and conditions associated with the Option. The Committee may grant an employee ISOs or NQOs or both under the Plan.

b. With respect to the granting of ISOs only, no ISO will be granted to an employee, and an attempted grant of such an ISO will be void, if the aggregate Fair Market Value Per Share (as defined below), determined by the Committee at the time an ISO is granted, of the Stock with respect to which the ISO and previously granted ISOs are exercisable for the first time by such employee during any calendar year (under all such plans of the Company) exceeds $100,000.00 or such other amount as may be specified in Section 422
    (d) of the Code.

5.  PURCHASE PRICE
------------------

The purchase price of each share of Stock covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the ISO is granted; provided, however, if when an ISO is granted the Optionee receiving the ISO owns, or will be considered to own by reason of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by such ISO shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the ISO is granted. The purchase price of each share of Stock covered by each NQO shall be set from time to time by the Committee; provided, however, that the Committee shall set the purchase price for each share of Stock covered by an Option at the time of the grant of the Option.

For purposes of this Plan, "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is not publicly traded, the amount determined by the Committee in good faith on the date of the grant of the Option; (ii) if the Stock is traded only otherwise than on a securities exchange and is not reported on The Nasdaq National Market ("Nasdaq"), the closing quoted selling price of the Stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau; (iii) if the Stock is traded only otherwise than on a securities exchange and is reported on Nasdaq, the closing Nasdaq reported sales price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal; or (iv) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal.

6.  DURATION OF OPTIONS
-----------------------

a.  Non-Qualified Options

    TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of an Optionee's employment or other service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those NQOs that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the NQOs.

    TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). Unless otherwise determined by the Committee, in the event of an Optionee's retirement (as described in the Optionee's Option Agreement), the Optionee may exercise only those NQOs that were immediately exercisable by the Optionee at the date of retirement and only for a period of one (1) year following the date of retirement, or, if sooner, until the expiration of the term of the NQOs.

    TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of an Optionee's employment or other service due to disability (as described in the Optionee's Option Agreement) or death, all NQOs held by such Optionee shall immediately become exercisable and remain exercisable for a period two
    (2) years following the date of such termination, or, if sooner, until the expiration of the term of the NQOs.

    TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). In the event of an Optionee's Termination for Cause, all rights with respect to the Optionee's NQOs shall expire immediately upon the effective date of such Termination for Cause. For purposes of this Plan, "Termination for Cause" shall include termination because of an Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar infractions).

b.  Incentive Stock Options

    TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of an Optionee's employment or other service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those ISOs that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, the expiration of the term of the ISOs.

    TERMINATION OF EMPLOYMENT (RETIREMENT). Unless otherwise determined by the Committee, in the event of an Optionee's retirement (under circumstances described in the Optionee's Option Agreement), the Optionee may exercise only those ISOs that were immediately exercisable by the Optionee at the date of retirement and only for a period of one (1) year following the date of cessation of employment by reason of retirement or, if sooner, the expiration of the term of the ISOs. Any Option originally designated an ISO shall be treated as a NQO to the extent the Optionee exercises such Option more than three (3) months following the date of the Optionee's cessation of employment by reason of retirement.

    TERMINATION OF EMPLOYMENT (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of an Optionee's employment or other service due to disability (as described in the Optionee's Option Agreement) or death, all ISOs held by such Optionee shall immediately become exercisable and remain exercisable for a period of one
    (1) year following the date of such termination, or, if sooner, until the expiration of the term of the ISOs.

    TERMINATION OF EMPLOYMENT (TERMINATION FOR CAUSE). In the event of an Optionee's Termination for Cause, all rights under such Optionee's ISOs shall expire immediately upon the effective date of such Termination for Cause. For purposes of this provision, "Termination for Cause" shall have the same meaning as when applied to NQOs.

c.  Effect of a Change in Control

    Unless otherwise determined by the Committee at the time of grant and notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all outstanding Options shall be vested as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company is merged into or consolidated with another corporation, if the Company becomes a subsidiary of another corporation or if the Company sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Optionee shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 6(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

    For purposes of this Plan, a Change in Control is defined as the occurrence of:

    (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Principal Mutual Holding Company, or an affiliate, or Thomas L. Blair is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

    (b) During any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

    (c) The stockholders of the Company approve a definitive agreement, regarding:

         (i) for the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation;

         (ii) for the sale or other disposition of all or substantially all of the assets of the Company;

         (iii) for the merger of another corporation into the Company which survives if, as a result of such merger less than fifty percent (50%) of the outstanding voting securities of the Company shall be owned in the aggregate immediately after such merger by the owners of the voting shares of the Company outstanding immediately prior to such merger;

         (iv)  for the liquidation or dissolution of the Company; or

         (v)   any combination of the foregoing.

7.  EXERCISE OF OPTIONS
-----------------------

     An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. As a condition of the exercise, in whole or in part, of any Option, the Committee may require the Optionee to pay, in addition to the purchase price of the Stock covered by the Option, an amount equal to any Federal, state, local and foreign taxes that may be required to be withheld in connection with the exercise of such Option. Notwithstanding the foregoing, the Committee may authorize the Company's officers to establish procedures for the satisfaction of an Optionee's withholding tax liability incurred upon exercise of an Option by enabling the Optionee to authorize the Company to retain from the total number of shares to be issued pursuant to such Option exercise that number of shares (based on the then Fair Market Value Per Share as determined by the Committee) that will satisfy the withholding tax due.

8.  METHOD OF EXERCISE
----------------------

a. When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash, or its equivalent, acceptable to the Company, of the purchase price for the shares being purchased and, if applicable, any Federal, state, local or foreign taxes required to be withheld in accordance with the provisions of Paragraph 7 of the Plan. The Committee may establish or direct such additional or different procedures or requirements for the exercise of Options from time to time.

b. In the Committee's discretion, payment of the purchase price for the shares may be made in whole or in part with other shares of Stock of the Company which are free and clear of all liens and encumbrances. The value of the shares of Stock tendered in payment for the shares being purchased shall be the Fair Market Value Per Share on the date of the Optionee's notice of exercise.

c. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or Nasdaq or any Federal, state, local or foreign law. If the Optionee, or other person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Committee shall have the right to terminate the Option with respect to such shares.

d. Each Option Agreement with respect to an ISO shall require the Optionee to notify the Committee of any disposition of Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

9.  TRANSFERABILITY OF OPTIONS
------------------------------

Except as otherwise determined by the Committee, no Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

10. CONTINUANCE OF EMPLOYMENT OR SERVICE
----------------------------------------

Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any rights with respect to the continuation of employment by, or service with, the Company or interfere in any way with the right of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

11. RESTRICTIONS ON SHARES
--------------------------

If the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before Stock may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

12. PRIVILEGE OF STOCK OWNERSHIP
--------------------------------

No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a shareholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in Paragraph 13 of the Plan.

13. ADJUSTMENT
--------------

a. If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in paragraph 3 above, the maximum number of shares under Options that may be granted to an Optionee during any calendar year specified in paragraph 4(a) above, and the shares subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. In the event the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Stock or other securities of the Company, or other similar transaction or event affects the shares of Stock or other securities or property then covered by Options such that an adjustment other than as provided in the foregoing portion of this subparagraph (a) is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and Options granted thereunder, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of stock (or other securities or property) which thereafter may be made the subject of Options, (ii) the number and kind of shares of stock (or other securities or property) subject to outstanding Options, (iii) the purchase price with respect to any outstanding Options, or, if deemed appropriate, make provision for a cash payment to the holders of outstanding Options, and
    (iv) the aggregate number of shares of Stock or number and kind of other securities or property subject to the Plan and the maximum number of shares or other securities or property under Options that may be granted to an Optionee during any calendar year specified in Paragraph 4(a) of the Plan.


b. Adjustments under this Paragraph 13 shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

14. AMENDMENT AND TERMINATION OF PLAN
    ---------------------------------

a. The Board of Directors, may, from time to time, suspend or terminate the Plan or amend or revise the terms of the Plan or any Option Agreement; provided that if and to the extent required by applicable law or rule, any such amendment to the Plan shall be subject to approval by a majority of votes cast at a meeting of shareholders at which a quorum representing a majority of the Stock is present in person or by proxy or such other vote as may be required by such law or rule.

b. Subject to the provisions in Paragraph 13 of the Plan, the Plan shall terminate on the date which is ten years after its effective date.

c. Subject to the provisions in Paragraph 13 of the Plan, no amendment, suspension or termination of this Plan or any Option Agreement shall, without the consent of the Optionee, adversely affect the rights of such Optionee under any Option previously granted to such Optionee under the Plan.

15. EFFECTIVE DATE OF PLAN
--------------------------

The Plan shall become effective upon adoption by the Board of Directors subject to approval by a majority of shareholders of the Company present or represented by proxy at a meeting of shareholders occurring within twelve (12) months of the date of Board action. Options may be granted under the Plan prior to the date of shareholder approval; provided, however, that such Options shall be null and void in the event shareholder approval is not obtained.

16. Term of Plan
----------------

No Option shall be granted pursuant to the Plan after 10 years after the effective date of the Plan.

17. Governing Law
-----------------

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that Federal law shall be deemed to apply.

                                                                       EXHIBIT B


                               HealthExtras, Inc.

                      2000 DIRECTORS' STOCK OPTION PROGRAM


1.   PURPOSE OF THE PROGRAM AND TYPES OF AWARDS
-----------------------------------------------

     The purpose of the HealthExtras, Inc. 2000 Directors' Stock Option Program (the "Program") is to attract and retain outstanding directors of HealthExtras, Inc. (the "Company") and to furnish incentives to such persons by providing opportunities to acquire common stock of the Company on advantageous terms and to further align such persons' interests with those of the Company's other stockholders through compensation that is based on the value of the Company's common stock.

2.   ADMINISTRATION OF PROGRAM
------------------------------

     The Board of Directors of the Company (the "Board of Directors") shall have the authority to interpret the Program, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Program.

3.   SHARES RESERVED UNDER THE PROGRAM
--------------------------------------

     There is hereby reserved for issuance under the Program an aggregate of 200,000 shares of HealthExtras, Inc. common stock. If an option as to any shares expires, or is canceled or surrendered, or otherwise terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of unpurchased shares covered thereby shall, unless the Program shall have been terminated, again become available for the granting of options under the Program within the aggregate amount stated above.

4.   PERSONS ELIGIBLE FOR OPTIONS
---------------------------------

     Only Non-Employee Directors may participate in the Program. The term "Non-Employee Director" shall mean a member of the Board of Directors who is not a full-time employee of the Company or any of its subsidiaries.

5.   TYPES OF BENEFITS
----------------------

     Awards under the Program shall consists solely of the grant of Non-Qualified Stock Options.

6.   GRANTS OF NON-QUALIFIED STOCK OPTIONS
------------------------------------------

     (a) INITIAL GRANTS. Subject to the provisions of Section 15 of this Program, as of the date of adoption of this Program by the Board of Directors, each Non-Employee Director as of such date shall be granted automatically, without further action by the Board of Directors, a Non-Qualified Stock Option to purchase 15,000 shares of Company common stock.

     (b)   GRANTS TO NEW NON-EMPLOYEE DIRECTORS. Subject to the provision of
Section 15 of this Program, each Non-Employee Director who, after the date of adoption of this Program by the Board of Directors, is elected to the Board of Directors for the first time by stockholders of the Company at any special or annual meeting of stockholders or, if earlier, is appointed to the Board of Directors, will, at the time such Non-Employee Director is elected or appointed, as the case may be, and duly qualified, be granted as of said date automatically, without further action by the Board of Directors, a Non-Qualified Stock Option, to purchase 15,000 shares of Company common stock.

     (c) SUBSEQUENT GRANTS. Subsequent grants of Non-Qualified Stock Options for 5,000 shares of Stock will be granted automatically, without further action by the Board of Directors, to each active Non-Employee Director who has been a Director since the previous Annual Meeting of Stockholders on the day after the Annual Meeting of Stockholders in each year for as long as shares remain in the Program. Subsequent grants will be pro-rated based on the availability of shares.

     (d) VESTING AND EXERCISABILITY. Subject to the provisions of Section 15 of this Program, each Non-Qualified Stock Option shall because exercisable on the first anniversary date of the date of grant of the Option. To the extent not exercised, installments shall accumulate and be exercisable at any time, in whole or in part, but not later than the date the Option expires.

     (e) OPTION AGREEMENT. Each grant may be evidenced by an agreement by the Optionee and the Company (an "Option Agreement"). The Option Agreement will set forth the terms and conditions of the Option, as determined in accordance with the Program. It is recognized that, as a matter of policy, certain Directors may waive their receipt of Options under the Program. In such case, those Options will not be granted under the Program and will remain available for future grant. In addition, at the request of a Director, the Board may permit that options to which a Director would be entitled under this Program be granted to an affiliate of such Director which has requested that the Director serve on the Board rather than to the Director.

7.   PURCHASE PRICE
-------------------

     The Purchase Price of each share of Company common stock upon exercise of an Option shall equal 100% of the Fair Market Value Per Share of the Company's common stock on the Date of Grant.

     For purposes of this Program, "Fair Market Value Per Share" of the Company's common stock shall mean: (i) if the common stock is not publicly traded, the amount determined as Fair Market Value Per Share by the Board of Directors in good faith on the date of the grant of the Option; (ii) if the common stock is traded only otherwise than on a national securities exchange and is not reported on The Nasdaq National Market ("Nasdaq"), the closing quoted selling price of the common stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau; (iii) if the common stock is traded only otherwise than on a national securities exchange and is reported on Nasdaq, the closing Nasdaq reported sales price of the common stock on the date of grant of the Option, as reported in the Wall Street Journal; or (iv) if the common stock is admitted to trading on a national securities exchange, the closing quoted selling price of the common stock on the date of grant of the Option, as reported in the Wall Street Journal.

8.   DURATION OF OPTIONS
------------------------

     DURATION. A Non-Qualified Stock Option will not be exercisable after the expiration of ten (10) years from the date such Option is granted.

     TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Upon the termination of an Optionee's service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those Options that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration term of the Option.

     TERMINATION OF SERVICE AS A RESULT OF RETIREMENT, DISABILITY OR DEATH. In the event of the termination of an Optionee's service due to retirement, disability (as described in the Optionee's Option Agreement) or death, all Options held by such Optionee shall immediately become exercisable and remain exercisable for a period two (2) years following the date of such termination, or, if sooner, until the expiration term of the Option.

     TERMINATION OF SERVICE FOR CAUSE. In the event of an Optionee's Termination for Cause, all rights with respect to the Optionee's Options shall expire immediately upon the effective date of such Termination for Cause. For purposes of this Program, "Termination for Cause" shall include termination because of an Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar infractions).

     ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all outstanding Options shall be vested as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company is merged into or consolidated with another corporation, if the Company becomes a subsidiary of another corporation or if the Company sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Program and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Optionee shall be paid in cash an amount equal to the difference between the Fair Market Value Per Share of the common stock subject to the Option on the effective date of such corporate event and the exercise price of the Option. Notwithstanding anything in this Section 8 or any Option Agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting. For purposes of this Program, a Change in Control is defined as the occurrence of:

        (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Principal Mutual Holding Company, or an affiliate, or Thomas L. Blair, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

        (b) During any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

        (c) The stockholders of the Company approve a definitive agreement, and the closing for such transaction is scheduled to occur within twenty-four hours for:

              (i) the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation;

              (ii) the sale or other disposition of all or substantially all of the assets of the Company;

              (iii) the merger of another corporation into the Company (or with a subsidiary of the Company) with the Company surviving, if, as a result of such merger less than fifty percent (50%) of the outstanding voting securities of the Company shall be owned in the aggregate immediately after such merger by the owners of the voting shares of the Company outstanding immediately prior to such merger;

              (iv)   the liquidation or dissolution of the Company; or

              (v)    any combination of the foregoing.


9.   METHOD OF EXERCISE
-----------------------

     (a) When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash, or its equivalent, acceptable to the Company, of the purchase price for the shares being purchased.

     (b) A Non-Employee Director may pay the purchase price of shares upon exercise of an Option by delivery of a properly executed exercise notice. The notice shall be accompanied by payment of the purchase price of the shares being purchase under the Option being exercised in one or more of the following forms:

              (i) A check, wire transfer, or money order payable to the order of the Company for such amount;

              (ii) The tender of shares of common stock of Company having a Fair Market Value equal to the purchase price; and

              (iii) A copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or Nasdaq or any Federal, state, local or foreign law. If the Optionee, or other person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in such notice, the right to the Option with respect to such shares shall be terminated.

10.  TRANSFERABILITY OF OPTIONS
-------------------------------

     Except as provided by the Board of Directors, no Option granted under the Program shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

11.  CONTINUANCE OF SERVICE
---------------------------

     Nothing contained in the Program or in any Option Agreement shall confer upon any Optionee any rights with respect to the continuation of service with the Company or interfere in any way with the right of the Company at any time to terminate such service (unless specified in another arrangement between the Company and the Optionee) or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

12.      RESTRICTIONS ON SHARES
-------------------------------

     If the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before common stock may be issued under this Program, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue common stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

13.      PRIVILEGE OF STOCK OWNERSHIP
-------------------------------------

     No person entitled to exercise any Option granted under the Program shall have the rights or privileges of a stockholder of the Company for any shares of common stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in Paragraph 14 of the Program.

14.      ADJUSTMENT PROVISIONS
------------------------------

     (a) If the Company shall at any time change the number of issued common stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program, the number of shares to be granted under Section 6 and the number of shares covered by each outstanding Non-Qualified Stock Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such benefit shall not be changed. The Board of Directors shall also have the right to provide for the continuation of Non-Qualified Stock Options or for other equitable adjustments after changes in the Company or in the common shares resulting from reorganization, sale, merger, consolidation, spin-off or similar occurrence.

     (b) Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Non-Qualified Stock Options in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.


15.  STOCKHOLDER APPROVAL
-------------------------

     The Program was adopted by the Board of Directors of the Company on June 7, 2000. The Program and any Non-Qualified Stock Option granted thereunder shall be null and void if stockholder approval is not obtained by the Annual Meeting of Stockholders in 2001.

16.  AMENDMENT AND TERMINATION OF PROGRAM
-----------------------------------------

     (a) The Board of Directors may, from time to time, suspend or terminate the Program or amend or revise the terms of the Program or any Option Agreement; provided that if and to the extent required by applicable law or rule, any such amendment to the Program shall be subject to approval by a majority of votes cast at a meeting of stockholders at which a quorum representing a majority of the outstanding shares of common stock is present in person or by proxy or such other vote as may be required by law.

     (b) Subject to the provisions in Paragraph 15 of the Program, the Program shall terminate on the date which is ten years after its effective date.

     (c) Subject to the provisions in Paragraph 15 of the Program, no amendment, suspension or termination of this Program or any Option Agreement shall, without the consent of the Optionee, adversely affect the rights of such Optionee under any Option previously granted to such Optionee under the Program.

                                                                       EXHIBIT C



                               HEALTHEXTRAS, INC.
                               ------------------
                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------


                                MISSION STATEMENT
                                -----------------


      The role of the Audit Committee (the "Committee") is to assist the Board of Directors in overseeing all material aspects of HealthExtras, Inc.'s (the "Company") financial reporting, internal control, and audit functions. In particular, the Committee should focus on the qualitative aspects of financial reporting to stockholders, compliance with significant applicable legal, ethical, and regulatory requirements and the objectivity of the Company's financial statements. The Committee also should foster a strong, positive working relationship with management, outside auditors, counsel, and other Committee advisors.

                                  ORGANIZATION

      COMMITTEE COMPOSITION. The Committee shall consist of at least three Board members, all of whom (subject to the exception below) shall be independent Directors within the contemplation of the Nasdaq Stock Market Rules. Committee members shall have the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, shall be approved annually by the Board.

      MEETINGS. The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the Committee or its Chairperson. A quorum of the Committee shall be a majority of the appointed members of the Committee.

      EXTERNAL  RESOURCES.  The Committee shall be authorized to access internal
and  external  resources,   as  the  Committee   requires,   to  carry  out  its
responsibilities.

      EXCEPTION. Notwithstanding the requirement for three independent Board members, one Director who is not independent as defined in Nasdaq Rule 4200, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                           ROLES AND RESPONSIBILITIES
GENERAL

      o The Chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, the Board of Directors, outside auditors and legal counsel, as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues, risks and exposures. The Committee may request that members of management, counsel, and the outside auditors, as applicable, participate in Committee meetings, as necessary, to carry out the Committee's responsibilities.

      o The Committee, with input from management, the outside auditors and, to the extent appropriate, other Committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data and its year end audit, as well as the review of the independence of the Company's outside auditors.

      o The Committee shall report periodically, as deemed necessary, but at least semi-annually, to the Board.

      o The Committee shall make recommendations to the Board regarding the compensation to be paid to the outside auditors and its views regarding the retention of the outside auditors for the upcoming fiscal year.

RESPONSIBILITY OF THE COMMITTEE

      OVERSIGHT OF FINANCIAL REPORTING

      (1) The Committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to Committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related outside auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

      (2) The Committee shall review any important recommendations on financial reporting, controls and other matters made by the outside auditor management's response.

      (3) The Committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

      (4) The Committee should review all major financial reports in advance of filings or distribution, including the annual report.

      OVERSIGHT OF OUTSIDE AUDITOR

      (1) The Committee shall require the outside auditor to submit annually a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

      (2) The Committee shall discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

      (3) The Committee shall take, or recommend to the Board, appropriate action to oversee the independence of the outside auditor.

      (4)  The Committee should meet with the outside auditor at least annually.

      (5)   The Audit Committee shall communicate to the outside auditor that:

            o The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the shareholders.

            o The outside auditor shall report all relevant issues to the Committee.

            o If the outside auditor identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in its judgment, have not been adequately addressed, it should communicate those issues to the Committee.

      (6) The Board and the Committee have the ultimate responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

      (7) The Committee should require that the outside auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

REPORTING TO STOCKHOLDERS

      (1) The Committee should annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting of stockholders. The report shall appear over the names of the Committee members. Such report shall be furnished to and approved by the Board of Directors prior to its inclusion in the proxy statement. The report should state whether the Committee:

            o has reviewed and discussed the audited financial statements with management;

            o has discussed with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

            o     has  received  the written disclosures and the letter from the
                  outside  auditors  regarding  the  independence   required  by
                  Independence Standards Board Standard No. 1;

            o     has discussed with the auditors their independence; and

            o based on the review and discussion of the audited financial statements with management and the outside auditors, has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

      (2) The Company should disclose that the Committee is governed by a written charter, a copy of which has been approved by the Board of Directors. The Committee should review the charter annually, assess its adequacy and propose appropriate amendments to the Board of Directors. A copy of the charter should be filed as an appendix to the proxy statement at least every three years, to the extent required by SEC regulators.

      (3) The Company should also disclose in its proxy statement the independence of the Committee. To the extent that the Board appoints a non-independent director to the Committee, the Company should disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the Committee in the next proxy statement.

COMMITTEE SELF ASSESSMENT AND EDUCATION

      o The Committee should review, discuss, and assess its own performance as well as the Committee's role and responsibilities, seeking input from senior management, the Board, and others.

      o The Committee should review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. These functions are the responsibility of management and the outside auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor or to assure compliance with laws and regulations.

                         ANNUAL MEETING OF STOCKHOLDERS
                               HEALTHEXTRAS, INC.

                                  JUNE 5, 2001
                             10:00 A.M. EASTERN TIME
                         -------------------------------


         The undersigned hereby appoints Thomas L. Blair and David T. Blair, or each of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of HealthExtras, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on June 5, 2001, at 10:00 a.m. Eastern Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

             NOMINEES:

             William E. Brock         Edward S. Civera         Karen E. Shaff


                 FOR ALL nominees                     WITHHOLD AUTHORITY
                 ----------------                     ------------------
               listed (except as marked                 to vote for all
               to the contrary below.)                  nominees listed.


                        |_|                                  |_|

INSTRUCTION: To withhold your vote from some but not all of the nominees, mark the "FOR ALL" box and write the name(s) of the nominee(s) you do not vote for in the space provided below.

================================================================================

         2.  The approval of the HealthExtras, Inc. 2000 Stock Option Plan.

             FOR                     AGAINST                  ABSTAIN
             ---                     -------                  -------

             |_|                       |_|                      |_|

         3. The approval of the HealthExtras, Inc. 2000 Directors' Stock Option Program.

             FOR                     AGAINST                  ABSTAIN
             ---                     -------                  -------

             |_|                       |_|                      |_|

         4. The ratification of the appointment of PricewaterhouseCoopers, LLP as independent auditors of HealthExtras, Inc. for the fiscal year ending December 31, 2001.

             FOR                     AGAINST                  ABSTAIN
             ---                     -------                  -------

             |_|                       |_|                      |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" ALL OF THE PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


                                       Dated:_______________________, 2001



                                       --------------------------------
                                       SIGNATURE OF STOCKHOLDER



                                       --------------------------------
                                       SIGNATURE OF CO-HOLDER (IF ANY)


         The signer acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 11, 2001 and of the Annual Report to Stockholders.

         NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.